[Logo] M F S (R)
INVESTMENT MANAGEMENT                                             ANNUAL REPORT
  We invented the mutual fund(R)                                  FOR YEAR ENDED
                                                                  JUNE 30, 2000




                               [Graphic Omitted]



                              MFS(R) INSTITUTIONAL
                              EMERGING EQUITIES FUND

MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND

TRUSTEES                                                              INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive Officer,            Massachusetts Financial Services Company
MFS Investment Management(R)                                          500 Boylston Street
                                                                      Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and trustee
                                                                      DISTRIBUTOR
William R. Gutow+ - Private investor and real estate consultant;      MFS Fund Distributors, Inc.
Vice Chairman, Capitol Entertainment Management Company               500 Boylston Street
(video franchise)                                                     Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT                                                INVESTOR SERVICE
Jeffrey L. Shames*                                                    MFS Service Center, Inc.
                                                                      P.O. Box 2281
PORTFOLIO MANAGER                                                     Boston, MA 02107-9906
Brian E. Stack*
                                                                      For additional information,
TREASURER                                                             contact your investment professional.
James O. Yost*
                                                                      CUSTODIAN
ASSISTANT TREASURERS                                                  State Street Bank and Trust Company
Mark E. Bradley*
Ellen Moynihan*                                                       AUDITORS
                                                                      Deloitte & Touche LLP
SECRETARY
Stephen E. Cavan*                                                     WORLD WIDE WEB
                                                                      www.mfs.com
ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


----------------------------------------------------------------------------------------------------------------
  NOT FDIC INSURED                               MAY LOSE VALUE                              NO BANK GUARANTEE
----------------------------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING

We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM

You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY

Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into what portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares.

And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY

One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, i.e., move money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

Mutual funds are designed for long-term retirement investing. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the year ended June 30, 2000, the fund provided a total return of 54.04% including the reinvestment of any dividends. During the same period, the average mid-cap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 37.60%. The fund's return also compares to a return of 14.32% over the same period for the fund's benchmark, the Russell 2000 Total Return Index. The Russell 2000 Total Return Index is an unmanaged index composed of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

Despite a dramatic market correction this past spring, performance of the portfolio remained strong. We feel this was in large measure due to our consistent bottom-up focus on the fundamentals of each individual stock we hold. And although ours is a growth portfolio, we remain constantly vigilant on valuations (prices in relation to projected earnings). In late 1999 and into the first quarter of this year, we felt that even stocks of some sound companies with high growth rates had reached valuations that substantially exceeded what was fundamentally justified. This led us to reduce our exposure to a number of technology issues. In March and April, when it became clear that the Federal Reserve Board (the Fed) was intent upon slowing the growth rate of the economy and muting the wealth effect created by a strong stock market, many of the high-valuation stocks that we had previously sold were extremely hard hit. The portfolio's strong relative performance during such difficult periods illustrates how a disciplined, research-driven approach may translate into outperformance during down markets, as well as up.

Over the recent period, selected stocks in the energy, business services, and health care sectors were among the portfolio's strongest performers. In the energy sector, our research correctly anticipated last year that rising energy prices would bring many deep-water oil drilling companies and natural gas exploration and production companies out of their cyclical slump. During the second half of 1999, at a time when the market was largely ignoring these stocks, we increased our holdings in drilling industry firms such as Noble Drilling and Cooper Cameron, and natural gas producers such as EOG Resources. Over the first half of 2000, the market apparently recognized the potential of these companies, and their stocks have been strong performers for the portfolio.

Business services companies have been a significant theme in the portfolio for some time. These are firms that design and implement computer and information technology systems for other companies, thus helping their clients use technology to increase productivity and reduce costs. One characteristic that makes business services companies attractive is their relative predictability of earnings, because much of their income is based on long-term contracts. Because they are selling services more than products, they also appear to be able to ride the technology wave with relatively less risk of a product becoming obsolete.

However, the stocks of many of these firms were beaten down throughout early and mid-1999, due to fears about a Year 2000 (Y2K) related sales slump. We took the view that the Y2K problem was going to be relatively short-lived and, indeed, during late 1999 and the first half of 2000, many of these stocks came back strongly. Among them were software firm CSG Systems, which does billing for cable and telecommunications companies, and Diamond Technology Partners, which helps Fortune 500 companies develop and implement Internet strategies.

In the health care sector, we view several companies in the medical services and medical technology areas as having strong growth potential. These areas have not been staples of many aggressive growth funds in the past year or so, due largely to cutbacks in government reimbursement. In our view, however, there will be tremendous opportunity in this sector as the average American grows older and lives longer and as new technologies become available to treat many conditions more effectively. Caremark Rx, our largest health care position, provides an example of how we use our MFS Original Research(R) process to uncover new opportunities.

Caremark was a relatively unknown company in the pharmacy benefit management
(PBM) business. It manages drug benefits for HMOs and employers, addressing an urgent need to contain prescription drug inflation. When we looked at the company, we noted that Caremark was the second largest independent player in a fast-growing industry. Moreover, it was achieving the industry's fastest rate of revenue growth, and it boasted the industry's highest profit margins.

Most importantly, Caremark was relatively unknown to Wall Street. New management had recently taken charge and discontinued some unattractive legacy businesses. Looking more closely, we discovered two important elements of value that hadn't yet impacted the stock price. First was Caremark's chronic disease management business. This unit provides care to patients with chronic diseases, frequently utilizing newly-developed biotechnology-based drugs. The valuations of similar public companies suggested this unit might be worth almost Caremark's entire share price at the time of our purchase. Second, Caremark's net operating loss carryforward, which had been generated by the discontinued lines of business, could be used to shelter future taxable income. This asset was worth another several dollars per share. Together, the value of these assets suggested that by purchasing Caremark, we were getting the fast-growing PBM business for free. We thus acquired a large position in Caremark, which has already appreciated considerably this year.

Looking ahead, we remain confident that small- to mid-cap investing presents a compelling combination. It exposes investors to many of the higher-growth companies in the economy, yet currently offers lower average valuations than large-cap stocks. And even if the economy weakens in response to higher interest rates, we think small caps in particular may continue to enjoy rapid earnings growth. Our experience has been that in a slowing economy earnings growth may be a bit more resilient among small-cap growth companies because historically they achieve much of their growth based on innovation and seem to be less locked in to the economic cycle.

Respectfully,

/s/ Brian E. Stack

Brian E. Stack
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Brian E. Stack is Senior Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) New Discovery Fund, MFS(R) Institutional Emerging Equities Fund, and the New Discovery Series offered through MFS(R)/Sun Life annuity products. He is also portfolio manager of MFS(R) New Discovery Series (part of MFS(R) Variable Insurance Trust(SM)).

Mr. Stack joined MFS in 1993 as a research analyst following the chemical, hospital management, health maintenance organizations, medical services, and business services industries. He was named portfolio manager in 1996 and Senior Vice President in 1999. Prior to joining MFS, he had worked as an equity analyst since 1987. He is a graduate of Boston College and has an M.B.A. degree from the University of Virginia.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any other MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: June 16, 1993

Size: $744.5 million net assets as of June 30, 2000

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, June 16, 1993, through June 30, 2000. Index information is from July 1, 1993.)

                    MFS Institutional           Russell 2000
                  Emerging Equities Fund     Total Return Index
                  ----------------------     ------------------
6/93                  $ 3,000,000                $3,000,000
6/94                    3,584,790                 3,130,000
6/96                    7,257,860                 4,657,000
6/98                   10,622,200                 6,312,000
6/00                   17,129,267                 7,325,362

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000
                                                                 1 Year          3 Years          5 Years            Life*
--------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                         +54.04%          +99.18%         +233.65%         +470.98%
--------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                     +54.04%          +25.82%         + 27.25%         + 28.09%
--------------------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)                                           1 Year          3 Years          5 Years            Life*
--------------------------------------------------------------------------------------------------------------------------
Average mid-cap core fund+                                      +37.60%          +20.94%         + 20.59%         + 18.76%
--------------------------------------------------------------------------------------------------------------------------
Russell 2000 Total Return Index#                                +14.32%          +10.57%         + 14.27%         + 13.60%
--------------------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, June 16, 1993, through June 30, 2000. Index information is from July 1, 1993.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RECENT RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS WHICH MAY NOT BE REPEATED, AND MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 2000

Stocks - 94.8%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 92.7%
  Advertising - 0.1%
    24/7 Media, Inc.*                                                   46,674           $    729,281
-----------------------------------------------------------------------------------------------------
  Airlines - 0.9%
    Atlas Air, Inc.*                                                   105,950           $  3,800,956
    Skywest, Inc.                                                       77,600              2,876,050
                                                                                         ------------
                                                                                         $  6,677,006
-----------------------------------------------------------------------------------------------------
  Business Machines - 1.3%
    Affiliated Computer Services, Inc., "A"*                           220,261           $  7,282,379
    Kulicke & Soffa Industries, Inc.*                                   44,200              2,624,375
                                                                                         ------------
                                                                                         $  9,906,754
-----------------------------------------------------------------------------------------------------
  Business Services - 18.5%
    Adelphia Business Solutions*                                        64,400           $  1,493,275
    BISYS Group, Inc.*                                                 113,500              6,980,250
    Bright Horizons Family Solutions, Inc.*                             61,500              1,314,563
    Catalina Marketing Corp.*                                           18,110              1,847,220
    Ceridian Corp.*                                                    146,200              3,517,937
    Complete Business Solutions, Inc.*                                 260,600              4,576,787
    Computer Horizons Corp.*                                           118,200              1,588,313
    Concord EFS, Inc.*                                                 448,200             11,653,200
    Dendrite International, Inc.*                                      181,214              6,036,691
    Diamond Technology Partners, Inc., "A"*                             44,200              3,889,600
    DST Systems, Inc.*                                                  44,076              3,355,286
    Dycom Industries, Inc.*                                             83,900              3,859,400
    EGL, Inc.*                                                         224,400              6,900,300
    eLoyalty Corp.*                                                    588,387              7,501,934
    Fiserv, Inc.*                                                       37,325              1,614,306
    Gartner Group, Inc.*                                                 3,815                 37,673
    Gartner Group, Inc., "A"*                                          130,500              1,566,000
    iGATE Capital Corp.*                                               150,200              2,065,250
    IMRglobal Corp.*                                                   515,200              6,729,800
    infoUSA, Inc.*                                                     314,300              2,042,950
    Interim Services, Inc.*                                            174,204              3,092,121
    Learning Tree International, Inc.*                                  29,300              1,794,625
    Meta Group, Inc.*                                                  109,500              2,107,875
    Mettler Toledo International, Inc.*                                 74,200              2,968,000
    Modis Professional Services, Inc.*                                 451,708              3,444,274
    National Data Corp.                                                288,700              6,640,100
    National Processing, Inc.*                                         147,600              1,845,000
    NCO Group, Inc.*                                                   151,300              3,498,813
    NOVA Corp.*                                                        462,523             12,921,736
    Peregrine Systems, Inc.*                                           269,437              9,346,096
    Probusiness Services, Inc.*                                        113,600              3,017,500
    Professional Detailing, Inc.*                                       37,700              1,284,156
    Radiant Systems, Inc.*                                              70,100              1,682,400
    Renaissance Worldwide, Inc.*                                       202,900                317,031
    S1 Corp.*                                                          119,340              2,782,114
    Technology Solutions Co.*                                          448,387              2,774,395
                                                                                         ------------
                                                                                         $138,086,971
-----------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.3%
    HNC Software, Inc.*                                                 71,800           $  4,433,650
    Verity, Inc.*                                                      134,400              5,107,200
                                                                                         ------------
                                                                                         $  9,540,850
-----------------------------------------------------------------------------------------------------
  Computer Software - Services - 4.7%
    Concord Communications, Inc.*                                       49,600           $  1,977,800
    ePresence, Inc.*                                                   257,300              1,865,425
    Hyperion Solutions Corp.*                                          209,910              6,808,956
    RSA Security, Inc.*                                                354,600             24,556,050
                                                                                         ------------
                                                                                         $ 35,208,231
-----------------------------------------------------------------------------------------------------
  Computer Software - Systems - 12.7%
    Acxiom Corp.*                                                      125,680           $  3,424,780
    Alteon Websystems, Inc.*                                            23,200              2,321,450
    Aspen Technology, Inc.*                                            325,710             12,539,835
    AVT Corp.*                                                         241,800              1,783,275
    Black Box Corp.*                                                    40,200              3,182,709
    Cadence Design Systems, Inc.*                                      163,700              3,335,388
    Cambridge Technology Partners, Inc.*                               283,000              2,467,406
    Checkfree Holdings Corp.*                                          115,100              5,934,844
    Computer Network Technology Corp.*                                 326,800              5,678,150
    CSG Systems International, Inc.*                                    54,900              3,077,831
    Cysive, Inc.*                                                       67,000              1,599,625
    Exchange Applications Software*                                     49,400              1,315,275
    Intelligroup, Inc.*                                                 49,900                598,800
    JDA Software Group, Inc.*                                          124,000              2,379,250
    MMC Networks, Inc.*                                                391,700             20,931,469
    New Era of Networks, Inc.*                                          85,600              3,638,000
    Packeteer, Inc.*                                                    48,200              1,403,825
    Paradyne Networks, Inc.*                                            65,700              2,139,356
    StorageNetworks, Inc.*                                               1,240                111,910
    SunGard Data Systems, Inc.*                                        264,620              8,203,220
    Transaction System Architects, Inc., "A"*                          298,200              5,106,675
    Wind River Systems, Inc.*                                           87,500              3,314,063
                                                                                         ------------
                                                                                         $ 94,487,136
-----------------------------------------------------------------------------------------------------
  Conglomerates - 0.3%
    Sodexho Marriott Services, Inc.                                    134,200           $  2,147,200
-----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.7%
    Alternative Resources Corp.*                                        18,982           $     35,591
    Blyth Industries, Inc.*                                             53,000              1,563,500
    Sportsline USA, Inc.*                                              198,000              3,378,375
                                                                                         ------------
                                                                                         $  4,977,466
-----------------------------------------------------------------------------------------------------
  Containers - 0.3%
    Ivex Packaging Corp.*                                              239,100           $  2,659,988
-----------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.3%
    Belden, Inc.                                                        75,900           $  1,944,938
    Capstone Turbine Corp.*                                              6,000                270,375
                                                                                         ------------
                                                                                         $  2,215,313
-----------------------------------------------------------------------------------------------------
  Electronics - 9.5%
    Burr-Brown Corp.*                                                  145,212           $ 12,588,065
    Cable Design Technologies Corp.*                                   135,350              4,534,225
    Credence Systems Corp.*                                             60,500              3,338,844
    DuPont Photomasks, Inc.*                                           129,000              8,836,500
    Integrated Device Technology, Inc.*                                101,400              6,071,325
    Lattice Semiconductor Corp.*                                        76,000              5,253,500
    Marvell Technology Group Ltd.*                                       4,900                279,300
    Microchip Technology, Inc.*                                         41,475              2,416,567
    MKS Instruments, Inc.*                                              58,400              2,284,900
    Photronics, Inc.*                                                  216,000              6,129,000
    Sawtek, Inc.*                                                       24,400              1,404,525
    SIPEX Corp.*                                                       179,300              4,964,369
    Triquint Semiconductor, Inc.*                                       34,200              3,272,513
    Varian Semiconductor Equipment Associates, Inc.*                    90,600              5,690,812
    Veeco Instruments, Inc.*                                            54,300              3,977,475
                                                                                         ------------
                                                                                         $ 71,041,920
-----------------------------------------------------------------------------------------------------
  Entertainment - 0.8%
    Emmis Broadcasting Corp., "A"*                                      37,900           $  1,568,113
    Hearst-Argyle Television, Inc.*                                     16,700                325,650
    Macromedia, Inc.*                                                   20,300              1,962,756
    Spanish Broadcasting Systems, Inc.*                                 99,300              2,041,856
                                                                                         ------------
                                                                                         $  5,898,375
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 1.7%
    Federated Investors, Inc., "A"                                     126,000           $  4,417,875
    Student Loan Corp.                                                  56,400              2,368,800
    Waddell & Reed Financial, Inc., "A"                                175,750              5,766,797
                                                                                         ------------
                                                                                         $ 12,553,472
-----------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.6%
    Del Monte Foods Co.*                                               341,500           $  2,326,469
    Tootsie Roll Industries, Inc.                                       62,570              2,189,950
                                                                                         ------------
                                                                                         $  4,516,419
-----------------------------------------------------------------------------------------------------
  Healthcare - 3.1%
    Caremark Rx, Inc.                                                 3,344,200          $ 22,782,362
-----------------------------------------------------------------------------------------------------
  Insurance - 0.1%
    Inspire Insurance Solutions, Inc.*                                 210,300           $    630,900
-----------------------------------------------------------------------------------------------------
  Internet - 2.3%
    Digital Insight Corp.*                                              47,725           $  1,622,650
    HealthGate Data Corp.*                                              27,600                 44,850
    Jupiter Communications, Inc.*                                       12,700                292,100
    L90, Inc.*                                                          63,940                671,370
    Lante Corp.*                                                        40,780                833,441
    Netopia, Inc.*                                                      32,900              1,324,225
    Switchboard, Inc.*                                                   1,860                 18,600
    Ticketmaster Online-Citysearch, Inc.*                               65,400              1,042,312
    VeriSign, Inc.*                                                     62,660             11,059,490
    Versata, Inc.*                                                       8,300                334,594
    Virage, Inc.*                                                        1,520                 27,455
                                                                                         ------------
                                                                                         $ 17,271,087
-----------------------------------------------------------------------------------------------------
  Media
    Radio One, Inc.*                                                    12,100           $    266,956
-----------------------------------------------------------------------------------------------------
  Medical and Health Products - 1.3%
    AmeriSource Health Corp., "A"*                                      39,800           $  1,233,800
    CONMED Corp.*                                                      134,400              3,477,600
    Haemonetics Corp.*                                                 196,830              4,133,430
    PSS World Medical, Inc.*                                           147,700                992,359
                                                                                         ------------
                                                                                         $  9,837,189
-----------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 9.2%
    Allos Therapeutics, Inc.*                                           90,160           $    879,060
    Cyberonics, Inc.*                                                  170,600              2,047,200
    Cytyc Corp.*                                                       257,400             13,738,725
    Express Scripts, Inc.*                                              23,100              1,435,088
    Henry Schein, Inc.*                                                104,500              1,802,625
    IDEXX Laboratories, Inc.*                                          333,900              7,637,962
    IDX Systems Corp.*                                                 147,800              2,087,675
    Impath, Inc.*                                                       96,800              5,251,400
    LifePoint Hospitals, Inc.*                                         170,000              3,782,500
    Lincare Holdings, Inc.*                                            140,700              3,464,737
    Mid Atlantic Medical Services, Inc.*                               219,700              2,965,950
    Orthodontic Centers of America, Inc.*                              143,200              3,239,900
    Osteotech, Inc.*                                                   263,000              2,761,500
    Parexel International Corp.*                                       289,400              2,767,388
    Quorum Health Group, Inc.*                                         168,150              1,734,047
    Steris Corp.*                                                      276,800              2,456,600
    Summit Technology, Inc.*                                           154,300              2,912,412
    Superior Consultant Holdings Corp.*                                120,600                572,850
    Total Renal Care Holdings, Inc.*                                   674,543              4,047,258
    V. I. Technologies, Inc.*                                          131,300                919,100
    VISX, Inc.*                                                         61,900              1,737,069
                                                                                         ------------
                                                                                         $ 68,241,046
-----------------------------------------------------------------------------------------------------
  Oil Services - 5.8%
    Cooper Cameron Corp.*                                               63,300           $  4,177,800
    Dril-Quip, Inc.*                                                    48,800              2,281,400
    Global Industries, Inc.*                                           789,500             14,901,813
    Input/Output, Inc.*                                                336,700              2,840,906
    National Oilwell, Inc.*                                            106,500              3,501,188
    Noble Drilling Corp.*                                              289,500             11,923,781
    Weatherford International, Inc.*                                    85,370              3,398,793
                                                                                         ------------
                                                                                         $ 43,025,681
-----------------------------------------------------------------------------------------------------
  Oils - 2.2%
    EOG Resources, Inc.                                                130,500           $  4,371,750
    Grant Pride Co., Inc.*                                              85,070              2,126,750
    Marine Drilling Companies, Inc.*                                   133,500              3,738,000
    Newfield Exploration Co.*                                          149,300              5,841,362
                                                                                         ------------
                                                                                         $ 16,077,862
-----------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.2%
    Boron, LePore & Associates, Inc.*                                  128,300           $  1,186,775
-----------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.2%
    Scholastic Corp.*                                                  142,900           $  8,734,762
-----------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.4%
    Kilroy Realty Corp.                                                 46,900           $  1,216,469
    MeriStar Hospitality Corp.                                          84,050              1,765,050
                                                                                         ------------
                                                                                         $  2,981,519
-----------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 2.2%
    Applebee's International, Inc.                                      78,800           $  2,388,625
    Buffets, Inc.*                                                     231,586              2,938,247
    Four Seasons Hotels, Inc.                                           41,400              2,574,563
    Landry's Seafood Restaurants, Inc.*                                 71,700                609,450
    Papa John's International, Inc.*                                   175,800              4,307,100
    Sonic Corp.*                                                       110,600              3,248,875
                                                                                         ------------
                                                                                         $ 16,066,860
-----------------------------------------------------------------------------------------------------
  Retail - 1.1%
    CSK Auto Corp.*                                                     76,000           $    574,750
    Gymboree Corp.*                                                    182,900                548,700
    Office Depot, Inc.*                                                157,850                986,563
    PETCO Animal Supplies, Inc.*                                       200,300              3,930,887
    Regis Corp.                                                        148,050              1,850,625
                                                                                         ------------
                                                                                         $  7,891,525
-----------------------------------------------------------------------------------------------------
  Special Products and Services - 0.1%
    Harmonic Lightwaves, Inc.*                                          23,900           $    591,525
-----------------------------------------------------------------------------------------------------
  Technology - 1.1%
    Galileo Technology Ltd.*                                           143,100           $  3,076,650
    Varian, Inc.*                                                      117,700              5,428,912
                                                                                         ------------
                                                                                         $  8,505,562
-----------------------------------------------------------------------------------------------------
  Telecommunications - 8.7%
    Advanced Fibre Communications, Inc.*                                90,900           $  4,118,906
    Amdocs Ltd.*                                                        58,859              4,517,428
    American Tower Corp., "A"*                                          71,550              2,982,741
    ANTEC Corp.*                                                       116,100              4,825,406
    Aware, Inc.*                                                        83,800              4,284,275
    Cabletron Systems, Inc.*                                           223,600              5,645,900
    Carrier Access Corp.*                                               46,100              2,437,538
    Intermedia Communications, Inc.*                                   187,100              5,566,225
    MGC Communications, Inc.*                                           74,000              4,435,375
    Natural Microsystems Corp.*                                         68,400              7,690,725
    Nextlink Communications, Inc., "A"*                                 56,200              2,132,088
    ONI Systems Corp.*                                                   1,020                119,547
    Pinnacle Holdings, Inc.*                                           139,700              7,543,800
    Proxim, Inc.*                                                       34,800              3,444,112
    Stratos Lightwave, Inc.*                                             5,740                160,003
    Tekelec Co.*                                                        93,700              4,515,169
    VDI Media*                                                          32,700                228,900
    Viasystems Group, Inc.*                                             27,900                451,631
                                                                                         ------------
                                                                                         $ 65,099,769
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                        $689,837,762
-----------------------------------------------------------------------------------------------------

Foreign Stocks - 2.1%
  Ireland - 2.1%
    SmartForce PLC* (Internet)                                         329,300           $ 15,806,400
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $520,389,835)                                             $705,644,162
-----------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.9%
-----------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    Associates First Capital Corp., due 7/03/00                       $ 29,930           $ 29,918,527
    Federal Home Loan Mortgage Corp., due 7/03/00                        2,594              2,593,053
    Salomon Smith Barney Holdings, Inc., due 7/03/00                     4,099              4,097,440
-----------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                          $ 36,609,020
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $556,998,855)                                        $742,253,182

Other Assets, Less Liabilities - 0.3%                                                       2,233,371
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $744,486,553
-----------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------------------------------
JUNE 30, 2000
------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $556,998,855)                                   $742,253,182
  Cash                                                                                           1,491
  Receivable for fund shares sold                                                              479,131
  Receivable for investments sold                                                            3,181,262
  Interest and dividends receivable                                                             32,977
  Other assets                                                                                   5,787
                                                                                          ------------
      Total assets                                                                        $745,953,830
                                                                                          ------------
Liabilities:
  Payable for investments purchased                                                       $    293,440
  Payable for fund shares reacquired                                                         1,080,069
  Payable to affiliates -
    Management fee                                                                              15,123
    Shareholder servicing agent fee                                                                151
    Administrative fee                                                                             353
  Accrued expenses and other liabilities                                                        78,141
                                                                                          ------------
      Total liabilities                                                                   $  1,467,277
                                                                                          ------------
Net assets                                                                                $744,486,553
                                                                                          ============
Net assets consist of:
  Paid-in capital                                                                         $441,698,991
  Unrealized appreciation on investments                                                   185,254,327
  Accumulated undistributed net realized gain on investments                               117,509,407
  Accumulated undistributed net investment income                                               23,828
                                                                                          ------------
      Total                                                                               $744,486,553
                                                                                          ============
Shares of beneficial interest outstanding                                                  23,716,692
                                                                                           ==========
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)                                   $31.39
                                                                                             ======

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Operations
----------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2000
----------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest income                                                               $  1,371,787
    Dividend income                                                                    659,488
    Foreign taxes withheld                                                                (220)
                                                                                  ------------
      Total income                                                                $  2,031,055
                                                                                  ------------
  Expenses -
    Management fee                                                                $  4,337,270
    Trustees' compensation                                                              10,040
    Shareholder servicing agent fee                                                     43,373
    Administrative fee                                                                  79,312
    Custodian fee                                                                      189,041
    Printing                                                                            18,444
    Auditing fees                                                                       27,775
    Legal fees                                                                           1,377
    Miscellaneous                                                                       39,848
                                                                                  ------------
      Total expenses                                                              $  4,746,480
    Fees paid indirectly                                                               (44,443)
                                                                                  ------------
      Net expenses                                                                $  4,702,037
                                                                                  ------------
        Net investment loss                                                       $ (2,670,982)
                                                                                  ------------
Realized and unrealized gain on investments:
  Realized gain on investment transactions (identified cost basis)                $155,941,895
  Change in unrealized appreciation on investments                                  95,063,163
                                                                                  ------------
      Net realized and unrealized gain on investments                             $251,005,058
                                                                                  ------------
        Increase in net assets from operations                                    $248,334,076
                                                                                  ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                                         2000                 1999
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                               $ (2,670,982)        $ (1,865,328)
  Net realized gain on investments                                                   155,941,895           23,042,038
  Net unrealized gain on investments                                                  95,063,163            5,979,427
                                                                                    ------------         ------------
    Increase in net assets from operations                                          $248,334,076         $ 27,156,137
                                                                                    ------------         ------------
Distributions declared to shareholders from net realized gain
  on investments                                                                    $(51,221,171)        $(39,674,237)
                                                                                    ------------         ------------
Net increase (decrease) in net assets from fund share transactions                  $102,551,527         $(45,053,113)
                                                                                    ------------         ------------
    Total increase (decrease) in net assets                                         $299,664,432         $(57,571,213)
Net assets:
  At beginning of period                                                             444,822,121          502,393,334
                                                                                    ------------         ------------
  At end of period (including accumulated net investment income
    of $24,073 and $0, respectively)                                                $744,486,553         $444,822,121
                                                                                    ============         ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED JUNE 30,
                                                                     ----------------------------------------------------------
                                                                       2000         1999         1998         1997         1996
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $22.20       $22.95       $21.45       $21.17       $16.42
                                                                     ------       ------       ------       ------       ------
Income from investment operations# -
  Net investment loss(S)                                             $(0.12)      $(0.08)      $(0.08)      $(0.04)      $(0.04)
  Net realized and unrealized gain on investments                     11.76         0.98         4.54         3.42         6.55
                                                                     ------       ------       ------       ------       ------
      Total from investment operations                               $11.64       $ 0.90       $ 4.46       $ 3.38       $ 6.51
                                                                     ------       ------       ------       ------       ------
Less distributions declared to shareholders from net
  realized gain on investment transactions                           $(2.45)      $(1.65)      $(2.96)      $(3.10)      $(1.76)
                                                                     ------       ------       ------       ------       ------
Net asset value - end of period                                      $31.39       $22.20       $22.95       $21.45       $21.17
                                                                     ======       ======       ======       ======       ======
Total return                                                          54.04%        4.69%       23.51%       18.49%       41.37%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                           0.82%        0.79%        0.76%        0.75%        0.75%
  Net investment loss                                                 (0.46)%      (0.41)%      (0.36)%      (0.22)%      (0.22)%
Portfolio turnover                                                       90%          78%          80%          96%          97%
Net assets at end of period (000 Omitted)                          $744,487     $444,822     $502,393     $383,637     $259,362

  (S) Through December 31, 1998, the investment adviser voluntarily agreed to maintain the expenses of the fund at not more than 0.75% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                                           $(0.09)      $(0.10)      $(0.06)      $(0.06)
    Ratios (to average net assets):
      Expenses##                                                                    0.83%        0.83%        0.84%        0.87%
      Net investment loss                                                          (0.45)%      (0.44)%      (0.31)%      (0.34)%
# Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Emerging Equities Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended June 30, 2000, $2,694,810 and $509,473 were reclassified to accumulated net investment income and paid-in capital, respectively, from accumulated undistributed net realized gain on investments due to differences between book and tax accounting for the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

(3)  Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $514,811,270 and $497,434,228, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $572,158,086
                                                                   ------------
Gross unrealized appreciation                                      $228,482,437
Gross unrealized depreciation                                       (58,387,341)
                                                                   ------------
    Net unrealized appreciation                                    $170,095,096
                                                                   ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                 YEAR ENDED JUNE 30, 2000                  YEAR ENDED JUNE 30, 1999
                                        ---------------------------------         ---------------------------------
                                            SHARES                 AMOUNT              SHARES                AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                             11,266,909          $ 305,118,608           7,351,432         $ 141,926,040
Shares issued to shareholders in
  reinvestment of distributions          1,760,697             48,172,676           1,908,450            38,207,163
Shares reacquired                       (9,346,798)          (250,739,757)        (11,114,474)         (225,186,316)
                                        ----------          -------------         -----------         -------------
    Net increase (decrease)              3,680,808          $ 102,551,527          (1,854,592)        $ (45,053,113)
                                        ==========          =============         ===========         =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended June 30, 2000, was $4,097. The fund had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To The Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Emerging Equities Fund:

We have audited the accompanying statements of assets and liabilities of MFS Institutional Emerging Equities Fund (one of the series comprising MFS Institutional Trust) including the portfolio of investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of June 30, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Institutional Emerging Equities Fund as of June 30, 2000, the results of its operations, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 10, 2000

FEDERAL TAX INFORMATION

The fund has designated $35,186,693 as a capital gain dividend for the year ended June 30, 2000.

For the year ended June 30, 2000, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 7.56%.

(C)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                  IEE-2 8/00 400